                             SERVICER'S CERTIFICATE
                            (PURSUANT TO SECTION 3.9
                          OF THE POOLING AND SERVICING
                         AGREEMENT, DATED MARCH 1, 1996)



                           BANC ONE AUTO TRUST 1996-A



           Interest Period December 16, 1996 through January 14, 1997

          Collection Period December 1, 1996 through December 31, 1996




The undersigned officer of Bank One, Texas N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.



Signed by:    Jeff Stewart              Attested:       Chris Klimko

              Jeff Stewart                                  Secretary
              Vice President                          Bank One, Texas, N.A.
              Bank One, Texas, N.A.

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                   COLLECTION PERIOD DECEMBER 1, 1996 THROUGH
                               DECEMBER 31, 1996
                       DISTRIBUTION DATE JANUARY 15, 1997

A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Receivable Balance                                                                           $ 537,526,728.62
(B) Total Certificate Balance                                                                          $ 537,526,728.62
(C) Class A Certificates
    (i)   Class A Percentage                                                                                      95.50%
    (ii)  Original Class A Principal Balance                                                           $ 513,340,000.00
    (iii) Class A Pass-Through Rate                                                                                6.10%
(D) Class B Certificates
    (i)   Class B Percentage                                                                                       4.50%
    (ii)  Original Class B Principal Balance                                                           $  24,186,728.62
    (iii) Class B Pass-Through Rate                                                                                6.25%
(E) Servicing Fee Rate (per annum)                                                                                 1.00%
(F) Weighted Average Coupon (WAC)                                                                                11.649%
(G) Weighted Average Original Maturity (WAOM)                                                                     59.75    months
(H) Weighted Average Remaining Maturity (WAM)                                                                     50.62    months
(I) Number of Receivables                                                                                        41,508
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                                 1.75%
    (ii)  Reserve Fund Initial Deposit                                                                 $   9,406,717.75
    (iii) Specified Reserve Balance:
          (a)  On any Distribution Date: The greater of J(iii)(b or c) if 1.75% charge-off and delinquency triggers not hit - otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                               1.50%
          (c) Percent of Remaining Certificate Balance                                                             4.00%
          (d) Trigger Percent of Remaining Certificate Balance                                                     9.00%

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                   COLLECTION PERIOD DECEMBER 1, 1996 THROUGH
                               DECEMBER 31, 1996
                       DISTRIBUTION DATE JANUARY 15, 1997

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Receivable Balance                                                                        $366,066,087.68
(B) Total Certificate Balance                                                                       $366,066,087.68
(C) Total Certificate Pool Factor                                                                         0.6810193
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                                $349,594,458.20
    (ii) Class A Certificate Pool Factor                                                                  0.6810193
(E) Class B Certificates
    (i)  Class B Certificate Balance                                                                $ 16,471,629.48
    (ii) Class B Certificate Pool Factor                                                                  0.6810193
(F) Reserve Fund Balance                                                                              16,263,487.54
(G) Cumulative Net Losses for All Prior Periods                                                        9,568,758.98
(H) Charge-off Rate for Second Preceding Period                                                               3.40%
(I) Charge-off Rate for Preceding Period                                                                      2.92%
(J) Delinquency Percentage for Second Preceding Period                                                        1.12%
(K) Delinquency Percentage for Preceding Period                                                               1.39%
(L) Weighted Average Coupon (WAC)                                                                           11.560%
(M) Weighted Average Remaining Maturity (WAM)                                                                43.27         months
(N) Number of Receivables                                                                                   33,324

C. INPUTS FROM THE MAINFRAME
----------------------------
(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                     14,683,385.39
    (ii)  Prepayments in Full                                                                                0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                     0.00
    (iv) Other Refunds Related to Principal                                                                  0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                       3,561,972.64
    (ii)  Repurchased Loan Proceeds Related to Interest                                                      0.00
(C) Weighted Average Coupon (WAC)                                                                           11.55%
(D) Weighted Average Remaining Maturity (WAM)                                                               42.44         months
(E) Remaining Number of Receivables                                                                        32,500

(F) Delinquent Receivables                                           Dollar Amount                       #  Units
                                                                     -------------                    -----------
    (i)  30-59 Days Delinquent                                          11,037,350           3.16%            966
    (ii)  60-89 Days Delinquent                                          2,889,736           0.83%            222
    (iii) 90 Days or More Delinquent                                     1,938,875           0.56%            141



D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------
(A) Reserve Fund Investment Income                                                                      70,789.74
(B) Collection Account Investment Income                                                                 4,561.32
(C) Realized Losses for Collection Period:
     (i)  Charge-offs for current Collection Period - Principal                                      1,602,363.10
     (ii)  Realized Losses for Collection Period (C)(i)-(D)(i)                                       1,578,106.04
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                     24,257.06
    (ii)  Liquidation Proceeds Related to Interest                                                         697.94
    (iii) Recoveries from Prior Month Charge Offs                                                      162,354.03

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                   COLLECTION PERIOD DECEMBER 1, 1996 THROUGH
                               DECEMBER 31, 1996
                       DISTRIBUTION DATE JANUARY 15, 1997

E. COLLECTIONS
Interest Collections:
(A) Interest Payments Received                                                                        3,561,972.64
(B) Liquidation Proceeds Related to Interest                                                                697.94
(C) Repurchased Loan Proceeds                                                                                 0.00
(D) Recoveries from Prior Month Charge Offs                                                             162,354.03
                                                                                                  ----------------
(E) Interest Collections                                                                              3,725,024.61

Principal Collections:
(F) Principal Payments Received                                                                    $ 14,683,385.39
(G) Liquidation Proceeds Related to Principal                                                            24,257.06
(H) Other Refunds Related to Principal                                                                        0.00
                                                                                                  ----------------
(I) Principal Collections                                                                            14,707,642.45

(J) Total Collections                                                                               $18,432,667.06


F. DISTRIBUTABLE AMOUNTS

(A) Servicing Fee :
    (i)   Servicing Fee                                                                            $    305,055.07
    (ii)  Prior Collection Period unpaid Servicing Fees                                                       0.00
                                                                                                  ----------------
    (iii)  Total Servicing Fee                                                                     $    305,055.07

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                                                 $  1,777,105.16
    (ii)  Class A prior period Interest Carryover Shortfall                                                   0.00
                                                                                                  ----------------
    (iii)  Class A Interest Distribution                                                           $  1,777,105.16
(C) Class B Certificates
    (i)   Class B Monthly Interest                                                                 $     85,789.74
    (ii)  Class B prior period Interest Carryover Shortfall                                                   0.00
                                                                                                  ----------------
    (iii)  Class B Interest Distribution                                                           $     85,789.74

(D) Total Certificate Interest Distribution                                                        $  1,862,894.90
(E) Total Certificate Interest Distribution plus Total Servicing Fee                               $  2,167,949.97


F. DISTRIBUTABLE AMOUNTS
Principal:
(F) Principal Collections                                                                          $ 14,707,642.45
(G) Realized Losses                                                                                   1,578,106.04
                                                                                                  ----------------
(H) Total Monthly Principal                                                                        $ 16,285,748.49

(I) Class A Certificates
    (i)   Class A Monthly Principal                                                                  15,552,949.62
    (ii)  Class A prior period Principal Carryover Shortfall                                                  0.00
                                                                                                  ----------------
    (iii)  Class A Principal Distribution                                                            15,552,949.62
(J) Class B Certificates
    (i)   Class B Monthly Principal                                                                     732,798.87
    (ii)  Class B prior period Principal Carryover Shortfall                                                  0.00
                                                                                                  ----------------
    (iii)  Class B Principal Distribution                                                               732,798.87

(K) Total Principal Distribution                                                                     16,285,748.49

(L) Total Interest and Principal Distribution Amounts                                                18,453,698.46
       plus Servicing Fee

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                   COLLECTION PERIOD DECEMBER 1, 1996 THROUGH
                               DECEMBER 31, 1996
                       DISTRIBUTION DATE JANUARY 15, 1997

G. DISTRIBUTIONS
----------------
(A) Total Interest Collections available to be distributed                                                             3,725,024.61
(B) Class B Percentage of Principal Collections                                                                          661,789.89
(C) Servicing Fee :
    (i)    Total Servicing Fee                                                                                           305,055.07
    (ii)   Servicing Fee paid                                                                                            305,055.07
    (iii)  Unpaid Servicing Fee                                                                                                0.00
                                                                                                                   ----------------
(D) Total Interest Collections available to be distributed after Servicing Fee paid                                    3,419,959.54
Interest:
(E) Class A Certificates
    (i)    Class A Interest Distribution                                                                               1,777,105.16
    (ii)   Class A Interest Distribution paid from Interest Collections after Servicing Fee                            1,777,105.16
    (iii)  Total Interest Collections available after Class A Interest Distribution paid                               1,642,864.37
    (iv)   Class A Interest Distribution remaining to be paid                                                                  0.00
    (v)    Class A Interest Distribution paid from Class B Percentage of Principal Collections                                 0.00
    (vi)   Class A Interest Distribution remaining to be paid                                                                  0.00
    (vii)  Class A Interest Distribution paid from Reserve Fund                                                                0.00
    (viii) Class A Interest Carryover Shortfall                                                                                0.00
    (ix)   Class A Interest Distribution paid                                                                          1,777,105.16

(F) Class B Certificates
    (i)    Class B Interest Distribution 85,789.74                                                                        85,789.74
    (ii)   Class B Interest Distribution paid from Interest Collections after Class A Interest Distribution               85,789.74
    (iii)  Total Interest Collections available after Class B Interest Distribution paid                               1,557,074.64
    (iv)   Class B Interest Distribution remaining to be paid                                                                  0.00
    (v)    Class B Interest Distribution paid from Reserve Fund                                                                0.00
    (vi)   Class B Interest Carryover Shortfall                                                                                0.00
    (vii)  Class B Interest Distribution paid                                                                             85,789.74

(G) Total Interest Paid                                                                                                1,862,894.90
(H) Total Interest and Servicing Fee Paid                                                                              2,167,949.97
(I) Total Interest Collections available after Servicing Fee and Class A and Class B Interest Distribution paid        1,557,074.64

Total Collections available to be distributed:
(J) Total Principal Collections                                                                                       14,707,642.45
(K) Excess Interest                                                                                                    1,557,074.64
(L) Less: Class B Percentage of Principal Collections used to pay Class A Interest Distribution                                0.00
(M) Total Collections available to be distributed as principal                                                        16,264,717.09

Principal:
(N) Class A Certificates
    (i)    Class A Principal Distribution                                                                             15,552,949.62
    (ii)   Class A Principal Distribution paid from total Collections available to be distributed                     15,552,949.62
    (iii)  Total Collections available after Class A Principal Distribution paid                                         711,767.47
    (iv)   Class A Principal Distribution remaining to be paid                                                                 0.00
    (v)    Class A Principal Distribution paid from Reserve Fund                                                               0.00
    (vi)   Class A Principal Carryover Shortfall                                                                               0.00
    (vii)  Total Class A Principal Distribution paid                                                                  15,552,949.62

(O) Class B Certificates
    (i)    Class B Principal Distribution                                                                                732,798.87
    (ii)   Class B Principal Distribution paid from total Collections available to be distributed                        711,767.47
    (iii)  Total Collections available after Class B Principal Distribution paid                                               0.00
    (iv)   Class B Principal Distribution remaining to be paid                                                            21,031.40
    (v)    Class B Principal Distribution paid from Reserve Fund                                                          21,031.40
    (vi)   Class B Principal Carryover Shortfall                                                                               0.00
    (vii)  Total Class B Principal Distribution paid                                                                     732,798.87

(P)  Total Excess Cash to the Reserve Fund                                                                                     0.00


                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                   COLLECTION PERIOD DECEMBER 1, 1996 THROUGH
                               DECEMBER 31, 1996
                       DISTRIBUTION DATE JANUARY 15, 1997

H. POOL BALANCE AND PORTFOLIO INFORMATION
-----------------------------------------

                                                                      Beginning                      End
                                                                      of Period                   of Period
                                                                   ----------------            ----------------
(A) Balances and Pool Factors
    (i)   Aggregate Balance of Certificates                        $368,066,087.68             $349,780,339.19
    (ii)  Aggregate Certificate Pool Factor                              0.6810193                   0.6507218
    (iii) Class A Principal Balance                                 349,594,458.20              334,041,508.56
    (iv)  Class A Pool Factor                                            0.6810193                   0.6507218
    (v)   Class B Principal Balance                                  16,471,629.48               15,738,830.61
    (vi)  Class B Pool Factor                                            0.6810193                   0.6507218

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                                       11.56%                      11.55%
    (ii)  Weighted Average Remaining Maturity (WAM)                           43.27    months             42.44    months
    (iii) Remaining Number of Receivables                                    33,324                      32,500
    (iv)  Pool Balance                                              $366,066,087.68             $349,780,339.19



I. RECONCILIATION OF RESERVE ACCOUNT
------------------------------------
(A) Beginning Reserve Account Balance                                                              16,263,487.54
(B) Less: Draw to pay Class A Interest Distribution                                                         0.00
(C) Reserve Account Balance after draw                                                             16,263,487.54
(D) Less: Draw to pay Class B Interest Distribution                                                         0.00
(E) Reserve Account Balance after draw                                                             16,263,487.54
(F) Less: Draw to pay Class A Principal Distribution                                                        0.00
(G) Reserve Account Balance after draw                                                             16,263,487.54
(H) Less: Draw to pay Class B Principal Distribution                                                   21,031.40
(I) Reserve Account Balance after draw                                                             16,242,456.14
(J) Total excess Collections deposited in the Reserve Fund                                                  0.00
                                                                                                ----------------
(K) Reserve Fund Balance                                                                           16,242,456.14
(L) Specified Reserve Account Balance                                                              31,480,230.53
(M) Reserve Account Release to Seller                                                                       0.00
                                                                                                ----------------
(N) Ending Reserve Account Balance                                                                 16,242,456.14
                                                                                                ================

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------
(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                                    $24,257.06
    (ii)   Liquidation Proceeds Related to Interest                                                                        697.94
    (iii) Recoveries on Previously Liquidated Contracts                                                                162,354.03
(B) Realized Losses for Collection Period                                                                            1,578,106.04
(C) Charge-off Rate for Collection Period (annualized)                                                                       4.75%
(D) Cumulative Net Losses for all Periods                                                                           11,144,865.02
(E) Delinquent Receivables

                                                                                      Dollar Amount                     #  Units
                                                                                      -------------                     --------
    (i)  30-59 Days Delinquent                                                         11,037,350           3.16%         966
    (ii)  60-89 Days Delinquent                                                         2,889,736           0.83%         222
    (iii) 90 Days or More Delinquent                                                    1,938,875           0.56%         141

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                   COLLECTION PERIOD DECEMBER 1, 1996 THROUGH
                               DECEMBER 31, 1996
                       DISTRIBUTION DATE JANUARY 15, 1997


K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
----------------------------------------------------------

(A) Charge-off Rate
    (i) Second Preceding Collection Period                                                             3.40%
    (ii) Preceding Collection Period                                                                   2.92%
    (iii) Current Collection Period                                                                    4.75%
    (iv) Three Month Average (Avg(i,ii,iii))                                                           3.69%

(B) Delinquency Percentages
    (i) Second Preceding Collection Period                                                             1.12%
    (ii) Preceding Collection Period                                                                   1.39%
    (iii) Current Collection Period                                                                    1.39%
    (iv) Three Month Average (Avg(i,ii,iii))                                                           1.30%

(C) Loss and Delinquency Trigger Indicator                                                   Trigger was hit

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                   COLLECTION PERIOD DECEMBER 1, 1996 THROUGH
                               DECEMBER 31, 1996
                       DISTRIBUTION DATE JANUARY 15, 1997

L.  STATEMENT TO CERTIFICATEHOLDERS
------------------------------------
                                                                                                           Per $1,000 of
                                                                                                           Original Principal
(A)  Amount of distribution allocable to principal:                                Dollars ($)                Balance
                                                                                ----------------           ------------
    (i)    Class A Certificates                                                    15,552,949.62            30.29756030
    (ii)   Class B Certificates                                                       732,798.87            30.29756030

                                                                                                           Per $1,000 of
                                                                                                           Original Principal
(B)  Amount of distribution allocable to interest:                                Dollars ($)                Balance
                                                                                ----------------           ------------
    (i)    Class A Certificates                                                     1,777,105.16              3.4618482
    (ii)   Class B Certificates                                                        85,789.74              3.5469756

(C)  Pool Balance as of the close of business on the last day of
     the Collection Period                                                       $349,780,339.19
                                                                                ----------------

                                                                                                           Per $1,000 of
(D)  Amount of the Servicing Fee paid to the Servicer with respect                                         Original Principal
     to the related Collection Period                                             Dollars ($)                Balance
                                                                                ----------------           ------------
    (i)  Total Servicing Fee                                                          305,055.07
    (ii)    Class A Percentage of the Servicing Fee                                   291,328.72              0.5675161
    (ii)    Class B Percentage of the Servicing Fee                                    13,726.36              0.5675161

                                                                                                           Per $1,000 of
                                                                                                           Original Principal
                                                                                  Dollars ($)                Balance
                                                                                ----------------           ------------
(E)     (i)  Class A Interest Carryover Shortfall                                           0.00              0.0000000
        (ii)  Class A Principal Carryover Shortfall                                         0.00              0.0000000
        (iii)  Class B Interest Carryover Shortfall                                         0.00              0.0000000
        (iv)  Class B Principal Carryover Shortfall                                         0.00              0.0000000

        Change with respect to immediately preceding Distribution Date:
        (v)  Class A Interest Carryover Shortfall                                           0.00              0.0000000
        (vi)  Class A Principal Carryover Shortfall                                         0.00              0.0000000
        (vii)  Class B Interest Carryover Shortfall                                         0.00              0.0000000
        (viii)  Class B Principal Carryover Shortfall                                       0.00              0.0000000

(F)  Pool factors for each class of certificates, after giving effect to all
     payments allocated to principal                                                                       Pool Factor
                                                                                                           ------------
    (i)    Class A Pool Factor                                                                                0.6507218
    (ii)   Class B Pool Factor                                                                                0.6507218

(G)  Amount of the aggregate Realized Losses, if any, for such Collection
     Period ($)                                                                     $1,578,106.04
                                                                                 ----------------

(H)  Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on the last day of the preceding
     Collection Period                                                              $4,828,610.34

(I)  Amount on deposit in the Reserve Fund on such Distribution Date, after
     giving effect to distributions made on such Distribution Date                 $16,242,456.14
                                                                                 ----------------

(J)  Aggregate outstanding principal balances for each class of certificates,
     after giving effect to all payments allocated to principal                                           Principal Balance
                                                                                                          --------------
    (i)    Class A Principal Balance                                                                      334,041,508.58
    (ii)   Class B Principal Balance                                                                       15,738,830.61

(K)  Amount otherwise distributable to the Class B Certificateholders that is being distributed to the Class A Certificateholders on such Distribution
     Date                                                                               $   0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or
     purchased by the Servicer with respect to the Related Collection Period ($)        $   0.00
                                                                                ----------------

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                   COLLECTION PERIOD DECEMBER 1, 1996 THROUGH
                               DECEMBER 31, 1996
                       DISTRIBUTION DATE JANUARY 15, 1997



M. INSTRUCTIONS TO THE TRUSTEE
------------------------------
On the Distribution Date, make the following deposits and distributions:

(A) Withdraw from the Collection Account and distribute to the Servicer:
     (i)  Servicing Fee                                                       $  305,055.07
     (ii)  Servicing Fees retained by the Seller                                 305,055.07
                                                                              -------------
     (iii) Servicing Fees to be distributed to the Seller on the
           Distribution Date (i-ii)                                                                     $   0.00
                                                                                                ----------------
(B)  Withdraw from the Collection Account and deposit in the Class A
     Distribution Account:
      (i)  for the Class A Interest Distribution                              $1,777,105.16
      (ii)  for the Class A Principal Distribution                            15,552,949.62
                                                                              -------------
      (iii)  Total (i+ii)                                                                         $17,330,054.78
                                                                                                ----------------

(C)  Withdraw from the Collection Account and deposit in the Class B
     Distribution Account:
      (i)  for the Class B Interest Distribution                              $   85,789.74
      (ii)  for the Class B Principal Distribution                               711,767.47
                                                                              -------------
      (iii)  Total (i+ii)                                                                         $   797,557.20
                                                                                                ----------------

(D)  Withdraw excess Collections from the Collection Account and
     deposit in the Reserve Fund                                                                        $   0.00
                                                                                                ----------------

(E) Withdraw from the Reserve Fund and deposit in the Class A
    Distribution Account:
     (i)  Amount equal to the excess of the Class A Interest
          Distribution over the sum of Interest Collections and
          the Class B Percentage of Principal Collections                                               $   0.00
     (ii)  Amount equal to the excess of the Class A Principal
           Distribution over  the portion of Principal Collections
           and Interest Collections remaining after the distribution
           of the Class A Interest Distribution and the Class B
           Interest Distribution                                                                            0.00
                                                                                                ----------------
     (iii)  Total                                                                                                        $    0.00
                                                                                                                      ------------

(F) Withdraw from the Reserve Fund and deposit in the Class B
    Distribution Account:
     (i)  Amount equal to the excess of the Class B Interest
          Distribution over the portion of Interest Collections
          remaining after the distribution of the Class A Interest
          Distribution                                                                                  $   0.00
     (ii)  Amount equal to the excess of the Class B Principal
           Distribution over the portion of Principal Collections
           and Interest Collections remaining after the distribution
           of the Class A Interest Distribution, the Class B Interest
           Distribution, and the Class A Principal Distribution                                        21,031.40
                                                                                                ----------------
     (iii)  Total                                                                                                     $  21,031.40
                                                                                                                      ------------